Exhibit 24

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of March, 2017.

/s/ David Agnew
David Agnew

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of March, 2017.

/s/ Andrew Chapman
Andrew Chapman

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of March, 2017.

/s/ Richard Dinneny
Richard Dinneny

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of March, 2017.

/s/ Mark Fay
Mark Fay

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of March, 2017.

/s/ Richard Gallot, Jr.
Richard Gallot, Jr.

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of March, 2017.

/s/ David R. Gilchrist
David R. Gilchrist

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of March, 2017.

/s/ Recep Kendircioglu
Recep Kendircioglu

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of March, 2017.

/s/ Christopher Leslie
Christopher Leslie

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of March, 2017.

/s/ Steven Turner
Steven Turner

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of March, 2017.

/s/ Bruce Wainer
Bruce Wainer

CLECO CORPORATE HOLDINGS LLC

POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-4 (the “Form S-4”), with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form S-4;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint Terry L. Taylor, Julia E. Callis, and Marcus A. Augustine, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form S-4 and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of March, 2017.

/s/ Lincoln Webb
Lincoln Webb